SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A
                                      NO. 2

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         -------------------------------

                        DATE OF REPORT: FEBRUARY 9, 2004



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



    NEVADA                           0-30428                  88-0348835
(STATE OR OTHER               (COMMISSION FILE NO.)          (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
 ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On July 1, 2004, FindWhat.com, a Nevada corporation ("FindWhat.com" or the "Company") completed its merger with Espotting Media Inc., a Delaware corporation and one of Europe's leading paid listings providers ("Espotting"). Pursuant to the Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated February 9, 2004, among the Company, Espotting, and Who Merger Corp., a wholly-owned subsidiary of the Company ("Merger Sub"), Merger Sub was merged with and into Espotting, with Espotting continuing as the surviving corporation and as a wholly-owned subsidiary of the Company (the "Merger"). As a result of the Merger, each outstanding share of Espotting common stock has been converted into the right to receive a combination of 0.349 of a share of FindWhat.com common stock and $0.47 in cash. The Merger reflects an aggregate purchase price of approximately $173.5 million, of which the cash portion was provided from the Company's cash on hand. In addition, the Company is issuing options to purchase approximately 700,000 shares of FindWhat.com common stock, at a weighted average exercise price of $4.71, in exchange for options and warrants held by Espotting employees and affiliates.

         The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached as Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004 and incorporated herein by reference.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 1, 2004, FindWhat.com, a Nevada corporation (the "Company"), issued a press release announcing it had completed its merger with Espotting Media Inc. and reiterating certain of its financial projections. A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 7.   EXHIBITS.

         (A)      FINANCIAL STATEMENTS OF ESPOTTING MEDIA INC.

         Report of Independent Auditors *

         Consolidated Balance Sheets at March 31, 2004 and 2003 *

         Consolidated Statements of Operations for the years ended March 31, 2004, 2003 and 2002 *

         Consolidated Statements of Stockholders' Deficit for the years Ended March 31, 2004, 2003 and 2002 *

         Consolidated Statements of Cash Flows for the years ended March 31, 2004, 2003 and 2002 *

         Notes to Consolidated Financial Statements *

         (B)      PRO FORMA FINANCIAL INFORMATION

         Unaudited Pro Forma Condensed Consolidated Financial Data *

         Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2004 *

         Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2003 and the three Months ended March 31, 2004 *

         Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements *

* Each as previously filed on amendment number 1 to the current report on Form 8-K/A filed with the Securities and Exchange Commission on June 29, 2004, and incorporated herein by reference.

         (C)      EXHIBITS.

             Exhibit No.                        Description

                 2.1 Amended and Restated Agreement and Plan of Merger among FindWhat.com, Who Merger Corp. and Espotting Media Inc., dated February 9, 2004. (Reference is made to Exhibit 2.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004, and incorporated herein by reference.)

                23.1 Consent of Independent Registered Public Accounting Firm. (Reference is made to Exhibit
                               23.1 to the amendment number 1 to current report on Form 8-K/A filed with the Securities and Exchange Commission on June 29, 2004, and incorporated herein by reference.)

                99.1 Press Release, dated February 9, 2004, entitled "FindWhat.com Signs Amended Merger Agreement with Espotting." (Reference is made to Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004, and incorporated herein by reference.)

                99.2 Press Release, dated June 7, 2004, entitled "FindWhat.com and Espotting Shareholders Approve Merger." (Reference is made to Exhibit 99.2 to the amendment number 1 to current report on Form 8-K/A filed with the Securities and Exchange Commission on June 29, 2004, and incorporated herein by reference.)

                99.3 Press Release, dated July 1, 2004, entitled "FindWhat.com and Espotting Announce Completion of Merger."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 FINDWHAT.COM


Date: July 2, 2004                               By:   /s/ Brenda Agius
                                                    --------------------------
                                                       Brenda Agius
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

              Exhibit No.                      Description

                 2.1 Amended and Restated Agreement and Plan of Merger among FindWhat.com, Who Merger Corp. and Espotting Media Inc., dated February 9, 2004. (Reference is made to Exhibit 2.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004, and incorporated herein by reference.)

                23.1 Consent of Independent Registered Public Accounting Firm. (Reference is made to Exhibit
                               23.1 to the amendment number 1 to current report on Form 8-K/A filed with the Securities and Exchange Commission on June 29, 2004, and incorporated herein by reference.)

                99.1 Press Release, dated February 9, 2004, entitled "FindWhat.com Signs Amended Merger Agreement with Espotting." (Reference is made to Exhibit 99.1 to the current report on Form 8-K filed with the Securities and Exchange Commission on February 10, 2004, and incorporated herein by reference.)

                99.2 Press Release, dated June 7, 2004, entitled "FindWhat.com and Espotting Shareholders Approve Merger." (Reference is made to Exhibit 99.2 to the amendment number 1 to current report on Form 8-K/A filed with the Securities and Exchange Commission on June 29, 2004, and incorporated herein by reference.)

                99.3 Press Release, dated July 1, 2004, entitled "FindWhat.com and Espotting Announce Completion of Merger."